UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    11/23/04
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

  WASHINGTON                    1-6563                           91-0742146
(State or other              (Commission                      (IRS Employer
jurisdiction of              File Number)                  Identification No.)
incorporation)

   Safeco Plaza, Seattle, Washington                               98185
 (Address of principal executive officers)                     (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 23, 2004, Safeco received a subpoena and interrogatories from the Office of the Attorney General of the State of California in connection with an ongoing inquiry of insurance pricing and sales under state antitrust and unfair competition laws. Safeco intends to cooperate fully with this inquiry.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SAFECO CORPORATION
                                      -----------------------------------------
                                       Registrant

    Dated: November 24, 2004
                                       /s/ Maurice S. Hebert
                                      -----------------------------------------
                                       Maurice S. Hebert
                                       Senior Vice President, Controller